                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                          ---------------------------


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 12, 1996



                       GREEN TREE FINANCIAL CORPORATION
- -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                      01-08916              41-1807858
- ----------------------------    ------------------------  -------------------
(State or other Jurisdiction    (Commission File Number)   (I.R.S. Employer
      of incorporation)                                   Identification No.)

1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
- -------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                     --------------
                                 Not Applicable
- -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
- -------  --------------------------------

         Not applicable.


ITEM 2.  Acquisition or Disposition of Assets.
- -------  ------------------------------------

         Not applicable


ITEM 3.  Bankruptcy or Receivership.
- -------  --------------------------

         Not applicable


ITEM 4.  Changes in Registrant's Certifying Accounting.
- -------  ---------------------------------------------

         Not applicable


ITEM 5.  Other Events.
- -------  ------------

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Green Tree Financial Corporation (the "Company") is hereby filing a cautionary statement identifying factors that could cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by forward-looking statements made by or on behalf of the Company.


ITEM 6.  Resignations of Registrant's Directors.
- -------  --------------------------------------

         Not applicable


ITEM 7.  Financial Statements and Exhibits.
- -------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.          Description
               -----------          -----------

                   99 Cautionary statement under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 1996                       GREEN TREE FINANCIAL
                                           CORPORATION



                                           By: /s/ Joel H. Gottesman
                                               -----------------------------
                                               Joel H. Gottesman
                                               Senior Vice President and
                                               General Counsel

INDEX TO EXHIBITS


Exhibit
- -------
Number                                                               Page
- ------                                                               ----

99        Cautionary statement under the safe harbor provisions
          of the Private Securities Litigation Reform Act of 1995.    5
